Exhibit 99.1

Northern Lights Acquisition Corp. and Safe Harbor Financial Announce

Virtual Investor Day on May 25, 2022

Executive teams to provide an overview of the Company’s leading financial services and commercial lending platform for the U.S. cannabis industry

Webcast to take place at 11:00AM ET - Registration is open

NEW YORK and ARVADA, Colo., May 16, 2022 — Northern Lights Acquisition Corp. (NASDAQ: “NLIT”) (“Northern Lights”), a special purpose acquisition corporation and SHF, LLC dba Safe Harbor Financial (“Safe Harbor” or the “Company”), a leading financial services provider to the cannabis industry, have announced they will be hosting a Virtual Investor Day webcast on May 25, 2022 at 11:00AM ET. The event will feature presentations from the executive teams of Northern Lights and Safe Harbor. Registration is open for the event, and can be found HERE.

Overview:

Join the executive teams of Northern Lights and Safe Harbor for a webcast presentation on the Company’s market-leading financial services platform for the legal U.S. cannabis marketplace. Safe Harbor was conceived in 2015 as a solution to a major problem that plagued the nascent legalized cannabis industry in Colorado - access to reliable and compliant financial services. In February 2022, Safe Harbor announced the signing of a business combination agreement with Northern Lights.

Since inception, Safe Harbor (including its predecessor) has processed over $12 billion in cannabis related funds into the financial system with the highest level of monitoring and validation. Safe Harbor has successfully completed 16 state and federal exams, resulting in reliable access to financial services. The Safe Harbor portfolio is composed of nearly 600 accounts, managed by Safe Harbor’s private services. As legislative reform unfolds in the U.S., the Company is uniquely positioned to continue as the trusted, leading standard for cannabis financial services.

Registration and Format:

The Northern Lights and Safe Harbor executive teams will provide an overview of the Company, which will include its strategic position within the cannabis financial services industry as well as future growth plans. To join the virtual event, please register HERE.

Safe Harbor Financial Investor Day Overview:

●	Date: Wednesday, May 25, 2022
●	Time: 11:00AM ET – 12:30PM ET
●	Webcast Registration: HERE
●	Executive Management Participants:

○	Sundie Seefried, Chief Executive Officer

○	Chris Fameree, Chief Financial Officer
○	Paul Penney, Chief Investment Officer
○	John Darwin, Co-CEO at Northern Lights Acquisition Corp.
○	Joshua Mann, Co-CEO at Northern Lights Acquisition Corp.

Following the webcast, the presentation materials and an archived replay will be available at www.northernlightsacquisitioncorp.com. The presentation materials will also be filed with the SEC and can be found on www.sec.gov after the event.

About Safe Harbor

Safe Harbor is one of the first financial services providers to offer reliable access to banking solutions for cannabis, hemp, CBD, and ancillary operators, making communities safer, driving growth in local economies, and fostering long-term partnerships. Safe Harbor, through its partners, serves the regulated cannabis industry and implements the highest standard of accountability, transparency, monitoring, reporting, and risk mitigation measures while meeting BSA obligations in line with FinCEN guidance on CRBs. Over the past seven years, Safe Harbor (including its predecessor) has processed over $12 billion in transactions with operations spanning 20 states with regulated cannabis markets. For more information, visit www.shfinancial.org.

About Northern Lights Acquisition Corp.

Northern Lights is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. For more information, visit www.northernlightsacquisitioncorp.com.

Cautionary Statement Regarding Forward Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to Safe Harbor’s services; (ii) Safe Harbor’s growth prospects and Safe Harbor’s market size; (iii) Safe Harbor’s projected financial and operational performance, including relative to its competitors; (iv) new product and service offerings Safe Harbor may introduce in the future; (v) the proposed business combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction; (vi) the risk that the proposed business combination may not be completed in a timely manner or at all, whether as a result of recent volatility in the capital markets or otherwise, which may adversely affect the price of Northern Lights’ securities; (vii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of Northern Lights; (viii) the effect of the announcement or pendency of the proposed business combination on Northern Lights’ or Safe Harbor’s business relationships, performance, and business generally; (ix) the outcome of any legal proceedings that may be instituted against Northern Lights or Safe Harbor related to the definitive unit purchase agreement or the proposed business combination; (x) the ability to maintain the listing of Northern Lights’ securities on the Nasdaq Capital Market; (xi) the price of Northern Lights’ securities, including volatility resulting from changes in the competitive and highly regulated industry in which Safe Harbor plans to operate, variations in performance across competitors, changes in laws and regulations affecting Safe Harbor’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; and (xiii) other statements regarding Safe Harbor’s and Northern Lights’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Northern Lights’ registration statement on Form S-1, the proxy statement relating to the proposed business combination, which has been filed in preliminary form by Northern Lights with the SEC, other documents filed by Northern Lights from time to time with SEC, and any risk factors made available to you in connection with Northern Lights, Safe Harbor, and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Safe Harbor and Northern Lights), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Additional Information about the Business Combination and Where to Find It

The proposed business combination involving Northern Lights and Safe Harbor will be submitted to the stockholders of Northern Lights for their consideration. Northern Lights has filed a preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) with the SEC on April 15, 2022 to be distributed to the stockholders of Northern Lights in connection with Northern Lights’ solicitation for proxies for the vote by the stockholders of Northern Lights connection with the proposed business combination and other matters as described in the Preliminary Proxy Statement. After the Preliminary Proxy Statement has been cleared for dissemination by the SEC, Northern Lights will mail a definitive proxy statement (the “Definitive Proxy Statement”) and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Before making any voting decision, the stockholders of Northern Lights and other interested persons are advised to read, once available, the Preliminary Proxy Statement and any amendments thereto and, once available, the Definitive Proxy Statement, along with all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination and Northern Lights’ solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Northern Lights, Safe Harbor, and the proposed business combination. Stockholders will be able to obtain free copies of the Preliminary or Definitive Proxy Statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Northern Lights, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Northern Lights Acquisition Corporation, 10 East 53rd Street, Suite 3001, New York, NY, 10022, or by telephone at (615) 554-0044.

No Offer or Solicitation

This press release relates to a proposed business combination between Northern Lights and Safe Harbor and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Northern Lights and Safe Harbor, and certain of their respective directors and executive officers, under the rules of the SEC, may be deemed to be participants in the solicitation of proxies from Northern Lights’ stockholders in favor of the approval of the business combination. Information about the directors and officers of Northern Lights and their ownership of Northern Lights Class B common stock can also be found in Northern Lights’ registration statement on Form S-1 filed with the SEC on June 2, 2021 in connection with its initial public offering, its Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 25, 2022, the Preliminary Proxy Statement, and other documents subsequently filed by Northern Lights with the SEC. Information about the directors and executive officers of Safe Harbor, as well as information regarding the interests of other persons who may be deemed participants in the transaction, may be obtained by reading the Preliminary Proxy Statement and the Definitive Proxy Statement regarding the business combination when it becomes available. Additional information regarding the interests of these participants will also be included in the proxy statement pertaining to the business combination if and when it becomes available. Free copies of this document may be obtained as described above.

Safe Harbor Investor Relations Contact:

KCSA Strategic Communications

Adam Holdsworth

safeharbor@kcsa.com

Safe Harbor Public Relations Contacts:

KCSA Strategic Communications

Joshua Greenwald / Anu Kher

safeharbor@kcsa.com